UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  January 16, 2007
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 Placement Agreement
EX-99.1 Press Release 1/16/07
EX-99.2 Press Release 1/25/07

ITEM 1.01 Entry into a Material Definitive Agreement
     On January 24, 2007, MasTec, Inc., a Florida corporation (the “Company”) entered into a placement agreement (the “Placement Agreement”) by and among the Company, certain of the Company’s subsidiaries (the “Guarantors”) and Morgan Stanley & Co. Incorporated (the “Placement Agent”), to issue and sell, and the Placement Agent has agreed to purchase, $150,000,000 aggregate principal amount of Senior Notes due 2017 (the “Notes”) in a private placement to qualified institutional buyers in the United States in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Notes will bear interest at an annual rate equal to 7.625%.
     The Placement Agent has agreed to purchase the Notes from the Company at a purchase price of 98.25% of the principal amount thereof plus accrued interest, if any, from the date of issuance. The Placement Agreement provides that the Notes are to be issued under an indenture and that the holders of the Notes will be entitled to the benefits of a registration rights agreement pursuant to which the Company will agree to use commercially reasonable efforts to offer to exchange the Notes pursuant to an exchange offer registration under the Securities Act and to have such exchange offer consummated not later than nine months from the closing date of the transaction.
     The Placement Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and its guarantor subsidiaries, on the one hand, and the Placement Agent, on the other, have agreed to indemnify each other against certain liabilities.
     A copy of the Placement Agreement is attached hereto as Exhibit 4.1 and is hereby incorporated by reference in this Item 1.01 of this report on Form 8-K.
ITEM 8.01 Other Events
     On January 16, 2007, the Company issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended, (the “Securities Act”) announcing its intention to offer, subject to market and other conditions, $150,000,000 aggregate principal amount of senior notes due 2017 (the “Notes”) in a private placement to qualified institutional buyers in the United States in reliance on Rule 144A of the Securities Act, and outside the United States in reliance on Regulation S under the Securities Act. On January 25, 2007, the Company announced the pricing of its previously announced sale of the Notes. The Notes have not and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference in this Item 8.01 of this report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	—	Placement Agreement, dated January 24, 2007, by and among the Company, certain of the Company’s subsidiaries and Morgan Stanley & Co. Incorporated.

99.1	—	Press Release dated January 16, 2007.

99.2	—	Press Release dated January 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: January 25, 2007	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President - Corporate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Placement Agreement, dated January 24, 2007, by and among the Company, certain of the Company’s subsidiaries and Morgan Stanley & Co. Incorporated.

99.1	Press Release dated January 16, 2007.

99.2	Press Release dated January 25, 2007.